Portfolio of investments—February 28, 2022 (unaudited)

		Value
Investment companies: 99.98%
Affiliated master portfolio: 99.98%
Allspring Small Company Value Portfolio		$545,536,336
Total Investment companies (Cost $413,859,932)		545,536,336
Total investments in securities (Cost $413,859,932)	99.98%	545,536,336
Other assets and liabilities, net	0.02	129,740
Total net assets	100.00%	$545,666,076
Transactions with the affiliated Master Portfolio were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period
Allspring Small Company Value Portfolio	85.41%	87.43%	$48,457,435	$(40,769,273)	$6,562,201	$20,804	$545,536,336
See accompanying notes to portfolio of investments

Allspring Small Company Value Fund  |  1

Notes to portfolio of investments—February 28, 2022 (unaudited)

The Fund is a feeder fund in a master-feeder structure that seeks to achieve its investment objective by investing substantially all investable assets in a separate diversified portfolio (the “affiliated Master Portfolio”) of Allspring Master Trust, a registered open-end management investment company. Since the affiliated Master Portfolio directly acquires portfolio securities, the Fund acquires an indirect interest in those securities. A portfolio of investments for the affiliated Master Portfolio is included with this filing.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily.
Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Fair valuation measurements
At February 28, 2022, the Fund’s investment in Allspring Small Company Value Portfolio, the affiliated Master Portfolio with a substantially identical investment objective seeking long-term capital appreciation, was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. At February 28, 2022, the affiliated Master Portfolio valued at $545,536,336 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

2  |  Allspring Small Company Value Fund